Basis of Presentation and Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2013
Basis of Presentation and Significant Accounting Policies [Abstract]
Use of Estimates, Policy

Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates under different assumptions or conditions.

Principles of Consolidation, Policy

Principles of Consolidation.  The consolidated financial statements include the accounts of the Parent, its subsidiaries, all of which are controlled by the Parent through majority voting control, and variable interest entities for which the Company is the primary beneficiary. All significant intercompany accounts, profits and transactions have been eliminated. Noncontrolling interests in less-than-wholly-owned consolidated subsidiaries of the Parent are presented as a component of total equity to distinguish between the interests of the Parent and the interests of the noncontrolling owners. Revenues, expenses and income from continuing operations from these subsidiaries are included in the consolidated amounts as presented on the consolidated statements of income, along with a net income measure that separately presents the amounts attributable to the controlling interests and the amounts attributable to the noncontrolling interests for each of the periods presented. Noncontrolling interests that are redeemable or may become redeemable at a fixed or determinable price at the option of the holder or upon the occurrence of an event outside of the control of the Company are presented in mezzanine equity on the consolidated balance sheets.

Cost of Revenue, Policy

Cost of Revenue.  Substantially all of the Company’s operating expenses are “cost of revenue” items. Operating costs that could be classified as general and administrative by the Company would include the Company’s corporate office costs at its Franklin, Tennessee office, which were $180.8 million, $214.8 million and $183.4 million for the years ended December 31, 2013, 2012 and 2011, respectively. Included in these amounts is stock-based compensation of $38.4 million, $40.9 million and $42.5 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Cash Equivalents, Policy	Cash Equivalents. The Company considers highly liquid investments with original maturities of three months or less to be cash equivalents.
Supplies, Policy	Supplies. Supplies, principally medical supplies, are stated at the lower of cost (first-in, first-out basis) or market.
Marketable Securities, Policy

Marketable Securities. The Company’s marketable securities are classified as trading or available-for-sale. Available-for-sale securities are carried at fair value as determined by quoted market prices, with unrealized gains and losses reported as a separate component of stockholders’ equity. Trading securities are reported at fair value with unrealized gains and losses included in earnings. Interest and dividends on securities classified as available-for-sale or trading are included in net operating revenues and were not material in all periods presented. Other comprehensive income (loss) included an unrealized gain of $2.2 million, an unrealized gain of $3.0 million and an unrealized loss of $1.0 million during the years ended December 31, 2013, 2012 and 2011, respectively, related to these available-for-sale securities.

Property and Equipment, Policy

Property and Equipment. Property and equipment are recorded at cost. Depreciation is recognized using the straight-line method over the estimated useful lives of the land and improvements (2 to 15 years; weighted-average useful life is 14 years), buildings and improvements (5 to 50 years; weighted-average useful life is 24 years) and equipment and fixtures (4 to 18 years; weighted-average useful life is 8 years). Costs capitalized as construction in progress were $231.8 million and $173.4 million at December 31, 2013 and 2012, respectively. Expenditures for renovations and other significant improvements are capitalized; however, maintenance and repairs which do not improve or extend the useful lives of the respective assets are charged to operations as incurred. Interest capitalized related to construction in progress was $10.5 million, $23.9 million and $21.4 million for the years ended December 31, 2013, 2012 and 2011, respectively. Purchases of property and equipment and internal-use software accrued in accounts payable and not yet paid were $141.6 million and $50.2 million at December 31, 2013 and 2012, respectively.

The Company also leases certain facilities and equipment under capital leases (see Note 9). Such assets are amortized on a straight-line basis over the lesser of the term of the lease or the remaining useful lives of the applicable assets.

Other Assets, Policy

Other Assets.  Other assets consist of costs associated with the issuance of debt, which are included in interest expense over the life of the related debt using the effective interest method; the insurance recovery receivable from excess insurance carriers related to the Company’s self-insured malpractice general liability and workers’ compensation insurance liability; and costs to recruit physicians to the Company’s markets, which are deferred and expensed over the term of the respective physician recruitment contract, generally three years, and included in amortization expense.  Other assets also include capitalized internal-use software costs, which are expensed over the expected useful life, which is generally three years for routine software and eight to ten years for major software projects, and included in amortization expense.

Third-Party Reimbursement, Policy

Third-Party Reimbursement.  Net patient service revenue is reported at the estimated net realizable amount from patients, third-party payors and others for services rendered. Operating revenues include amounts estimated by management to be reimbursable by Medicare and Medicaid under prospective payment systems, provisions of cost-reimbursement and other payment methods. Approximately 34.5%,  36.0% and 36.3% of operating revenues, net of contractual allowances and discounts (but before the provision for bad debts), for the years ended December 31, 2013, 2012 and 2011, respectively, are related to services rendered to patients covered by the Medicare and Medicaid programs. Revenues from Medicare outlier payments are included in the amounts received from Medicare and were approximately 0.46%,  0.47% and 0.44% of operating revenues, net of contractual allowances and discounts (but before the provision for bad debts), for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, the Company is reimbursed by non-governmental payors using a variety of payment methodologies. Amounts received by the Company for treatment of patients covered by such programs are generally less than the standard billing rates. The differences between the estimated program reimbursement rates and the standard billing rates are accounted for as contractual adjustments, which are deducted from gross revenues to arrive at operating revenues (net of contractual allowances and discounts). These net operating revenues are an estimate of the net realizable amount due from these payors. The process of estimating contractual allowances requires the Company to estimate the amount expected to be received based on payor contract provisions. The key assumption in this process is the estimated contractual reimbursement percentage, which is based on payor classification and historical paid claims data. Due to the complexities involved in these estimates, actual payments the Company receives could be different from the amounts it estimates and records. Final settlements under some of these programs are subject to adjustment based on administrative review and audit by third parties. Adjustments to previous program reimbursement estimates are accounted for as contractual allowance adjustments and reported in the periods that such adjustments become known.

Included in net operating revenues for the year ended December 31, 2012 is approximately $105.3 million of net operating revenues from an industry-wide settlement with the United States Department of Health and Human Services and Centers for Medicare and Medicaid Services, based on a claim that acute-care hospitals in the U.S. were underpaid from the Medicare inpatient prospective payment system in federal fiscal years 1999 through 2011. The underpayments resulted from calculations related to the rural floor budget neutrality adjustments implemented in connection with the Balanced Budget Act of 1997. During the year ended December 31, 2012, the Company received approximately $104.0 million of cash from this settlement. Also included in net operating revenues for the year ended December 31, 2012 is an unfavorable adjustment of approximately $21.0 million related to the revised Supplemental Security Income ratios issued for federal fiscal years 2006 through 2009 utilized for calculating Medicare Disproportionate Share Hospital reimbursements. Other than these items, contractual allowance adjustments related to final settlements and previous program reimbursement estimates impacted net operating revenues and net income by an insignificant amount in each of the years ended December 31, 2013, 2012 and 2011.

Amounts due to third-party payors were $60.5 million and $80.5 million as of December 31, 2013 and 2012, respectively, and are included in accrued liabilities-other in the accompanying consolidated balance sheets. Amounts due from third-party payors were $118.0 million and $119.2 million as of December 31, 2013 and 2012, respectively, and are included in other current assets in the accompanying consolidated balance sheets. Substantially all Medicare and Medicaid cost reports are final settled through 2008.

Net Operating Revenues, Policy

Net Operating Revenues.  Net operating revenues are recorded net of provisions for contractual allowance of approximately $52.6 billion, $48.5 billion and $41.6 billion in 2013, 2012 and 2011, respectively. Net operating revenues are recognized when services are provided and are reported at the estimated net realizable amount from patients, third-party payors and others for services rendered. Also included in the provision for contractual allowance shown above is the value of administrative and other discounts provided to self-pay patients eliminated from net operating revenues which was $1.3 billion, $1.1 billion and $839.5 million for the years ended December 31, 2013, 2012 and 2011, respectively.

In the ordinary course of business, the Company renders services to patients who are financially unable to pay for hospital care. The Company’s policy is to not pursue collections for such amounts, therefore, the related charges for those patients who are financially unable to pay and that otherwise do not qualify for reimbursement from a governmental program are not reported in net operating revenues or in the provision for bad debts, and are thus classified as charity care.  The Company determines amounts that qualify for charity care primarily based on the patient’s household income relative to the federal poverty level guidelines, as established by the federal government.

Included in the provision for contractual allowance shown above is $681.2 million, $668.5 million and $622.9 million for the years ended December 31, 2013, 2012 and 2011, respectively, representing the value (at the Company’s standard charges) of these charity care services that are excluded from net operating revenues.

The estimated cost incurred by the Company to provide these charity care services to patients who are unable to pay was approximately $116.3 million, $120.4 million and $120.5 million for the years ended December 31, 2013, 2012 and 2011, respectively. The estimated cost of these charity care services was determined using a ratio of cost to gross charges and applying that ratio to the gross charges associated with providing care to charity patients for the period.

Currently, several states utilize supplemental reimbursement programs for the purpose of providing reimbursement to providers to offset a portion of the cost of providing care to Medicaid patients.  These programs are designed with input from Centers for Medicare and Medicaid Services and are funded with a combination of state and federal resources, including, in certain instances, fees or taxes levied on the providers.  Similar programs are also being considered by other states.  After these supplemental programs are signed into law, the Company recognizes revenue and related expenses in the period in which amounts are estimable and collection is reasonably assured.  Reimbursement under these programs is reflected in net operating revenues and fees, taxes or other program-related costs are reflected in other operating expenses.

Operating revenues, net of contractual allowances and discounts (but before the provision for bad debts), recognized during the years ended December 31, 2013, 2012 and 2011, were as follows (in thousands):

	Year Ended December 31,
	2013	2012	2011
Medicare	$3,681,975	$3,878,150	$3,572,407
Medicaid	1,442,120	1,423,761	1,285,420
Managed Care and other third-party payors	7,705,827	7,534,971	6,920,068
Self-pay	2,022,703	1,909,877	1,602,686
Total	$14,852,625	$14,746,759	$13,380,581

Charity Care, Policy

In the ordinary course of business, the Company renders services to patients who are financially unable to pay for hospital care. The Company’s policy is to not pursue collections for such amounts, therefore, the related charges for those patients who are financially unable to pay and that otherwise do not qualify for reimbursement from a governmental program are not reported in net operating revenues or in the provision for bad debts, and are thus classified as charity care.  The Company determines amounts that qualify for charity care primarily based on the patient’s household income relative to the federal poverty level guidelines, as established by the federal government.

Included in the provision for contractual allowance shown above is $681.2 million, $668.5 million and $622.9 million for the years ended December 31, 2013, 2012 and 2011, respectively, representing the value (at the Company’s standard charges) of these charity care services that are excluded from net operating revenues.

The estimated cost incurred by the Company to provide these charity care services to patients who are unable to pay was approximately $116.3 million, $120.4 million and $120.5 million for the years ended December 31, 2013, 2012 and 2011, respectively. The estimated cost of these charity care services was determined using a ratio of cost to gross charges and applying that ratio to the gross charges associated with providing care to charity patients for the period.

Allowance for Doubtful Accounts, Policy

Allowance for Doubtful Accounts.  Accounts receivable are reduced by an allowance for amounts that could become uncollectible in the future. Substantially all of the Company’s receivables are related to providing healthcare services to its hospitals’ patients.

The Company estimates the allowance for doubtful accounts by reserving a percentage of all self-pay accounts receivable without regard to aging category, based on collection history, adjusted for expected recoveries and, if present, anticipated changes in trends. For all other non-self-pay payor categories, the Company reserves 100% of all accounts aging over 365 days from the date of discharge. The percentage used to reserve for all self-pay accounts is based on the Company’s collection history. The Company collects substantially all of its third-party insured receivables, which include receivables from governmental agencies.

Collections are impacted by the economic ability of patients to pay and the effectiveness of the Company’s collection efforts. Significant changes in payor mix, business office operations, economic conditions or trends in federal and state governmental healthcare coverage could affect the Company’s collection of accounts receivable and the estimates of the collectability of future accounts receivable. The process of estimating the allowance for doubtful accounts requires the Company to estimate the collectability of self-pay accounts receivable, which is primarily based on its collection history, adjusted for expected recoveries and, if present, anticipated changes in collection trends. The Company also continually reviews its overall reserve adequacy by monitoring historical cash collections as a percentage of trailing net revenue less provision for bad debts, as well as by analyzing current period net revenue and admissions by payor classification, aged accounts receivable by payor, days revenue outstanding, and the impact of recent acquisitions and dispositions.

Electronic Health Records Incentive Reimbursement Policy

Electronic Health Records Incentive Reimbursement. The American Recovery and Reinvestment Act of 2009 included provisions for implementing health information technology under the Health Information Technology for Economic and Clinical Health Act (“HITECH”).  These provisions were designed to increase the use of electronic health records (“EHR”) technology and establish the requirements for a Medicare and Medicaid incentive payments program beginning in 2011 for eligible hospitals and providers that adopt and meaningfully use certified EHR technology.  The Company utilizes a gain contingency model to recognize EHR incentive payments. Recognition occurs when our eligible hospitals adopt or demonstrate meaningful use of certified EHR technology for the applicable payment period and have available the Medicare cost report information for the relevant full cost report year used to determine the final incentive payment.

Medicaid EHR incentive payments are calculated based on prior period Medicare cost report information available at the time when eligible hospitals adopt, implement or demonstrate meaningful use of certified EHR technology. Since the information for the relevant full Medicare cost report year is available, the incentive income from resolving the gain contingency is recognized when eligible hospitals adopt, implement or demonstrate meaningful use of certified EHR technology.

Medicare EHR incentive payments are calculated based on the Medicare cost report information for the full cost report year that began during the federal fiscal year in which meaningful use is demonstrated. Since the necessary information is only available at the end of the relevant full Medicare cost report year, the incentive income from resolving the gain contingency is recognized when eligible hospitals demonstrate meaningful use of certified EHR technology and the information for the applicable full Medicare cost report year to determine the final incentive payment is available.

In some instances, the Company may receive estimated Medicare EHR incentive payments prior to when the Medicare cost report information used to determine the final incentive payment is available. In these instances, recognition of the gain for EHR incentive payments is deferred until all recognition criteria described above are met.

Eligibility for annual Medicare incentive payments is dependent on providers demonstrating meaningful use of EHR technology. Initial Medicaid incentive payments were available to providers that adopt, implement or upgrade certified EHR technology; however, providers must demonstrate meaningful use of such technology in subsequent years to qualify for additional incentive payments. Medicaid EHR incentive payments are fully funded by the federal government and administered by the states; however, the states are not required to offer EHR incentive payments to providers.

Physician Income Guarantees, Policy

Physician Income Guarantees.  The Company enters into physician recruiting agreements under which it supplements physician income to a minimum amount over a period of time, typically one year, while the physicians establish themselves in the community. As part of the agreements, the physicians are committed to practice in the community for a period of time, typically three years, which extends beyond their income guarantee period. The Company records an asset and liability for the estimated fair value of minimum revenue guarantees on new agreements. Adjustments to the ultimate value of the guarantee paid to physicians are recognized in the period that the change in estimate is identified. The Company amortizes an asset over the life of the agreement. As of December 31, 2013 and 2012, the unamortized portion of these physician income guarantees was $33.0 million and $30.1 million, respectively.

Concentrations of Credit Risk, Policy

Concentrations of Credit Risk.  The Company grants unsecured credit to its patients, most of whom reside in the service area of the Company’s facilities and are insured under third-party payor agreements. Because of the economic diversity of the Company’s facilities and non-governmental third-party payors, Medicare represents the only significant concentration of credit risk from payors. Accounts receivable, net of contractual allowances, from Medicare were $359.6 million and $315.5 million as of December 31, 2013 and 2012, respectively, representing 7.5% and 7.4% of consolidated net accounts receivable, before allowance for doubtful accounts, as of December 31, 2013 and 2012, respectively.

Professional Liability Claims, Policy

Professional Liability Claims.  The Company accrues for estimated losses resulting from professional liability. The accrual, which includes an estimate for incurred but not reported claims, is based on historical loss patterns and actuarially-determined projections and is discounted to its net present value. To the extent that subsequent claims information varies from management’s estimates, the liability is adjusted when such information becomes available.

Accounting for the Impairment or Disposal of Long-Lived Assets, Policy

Accounting for the Impairment or Disposal of Long-Lived Assets.  Whenever events or changes in circumstances indicate that the carrying values of certain long-lived assets may be impaired, the Company projects the undiscounted cash flows expected to be generated by these assets. If the projections indicate that the reported amounts are not expected to be recovered, such amounts are reduced to their estimated fair value based on a quoted market price, if available, or an estimate based on valuation techniques available in the circumstances.

During the year ended December 31, 2013, the Company recorded a pretax impairment charge of $12.1 million to reduce the carrying value of certain long-lived assets at four of its smaller hospitals to their estimated fair value. During the year ended December 31, 2012, the Company recorded a pretax impairment charge of $10.0 million to reduce the carrying value of certain long-lived assets at three of its smaller hospitals to their estimated fair value. The impairments for 2013 and 2012 were identified because of declining operating results and projections of future cash flows at these hospitals caused by competitive and operational challenges specific to the markets in which these hospitals operate. There were no impairments of long-lived assets in 2011.

Income Taxes, Policy

Income Taxes.  The Company accounts for income taxes under the asset and liability method, in which deferred income tax assets and liabilities are recognized for the tax consequences of “temporary differences” by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognized in the consolidated statement of income during the period in which the tax rate change becomes law.

Comprehensive Income (Loss), Policy

Comprehensive Income (Loss).   Comprehensive income (loss) is the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources.

Accumulated Other Comprehensive Income (Loss) consisted of the following (in thousands):

	Change in Fair	Change in Fair	Change in	Accumulated
	Value of	Value of	Unrecognized	Other
	Interest Rate	Available for	Pension Cost	Comprehensive
	Swaps	Sale Securities	Components	Income (Loss)
Balance as of December 31, 2011	$(162,791)	$1,576	$(23,264)	$(184,479)
2012 activity, net of tax	46,409	3,012	(10,252)	39,169
Balance as of December 31, 2012	(116,382)	4,588	(33,516)	(145,310)
2013 activity, net of tax	60,304	2,181	15,320	77,805
Balance as of December 31, 2013	$(56,078)	$6,769	$(18,196)	$(67,505)

Segment Reporting, Policy

Segment Reporting.  A public company is required to report annual and interim financial and descriptive information about its reportable operating segments. Operating segments, as defined, are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Aggregation of similar operating segments into a single reportable operating segment is permitted if the businesses have similar economic characteristics and meet the criteria established by U.S. GAAP.

The Company operates in two distinct operating segments, represented by the hospital operations (which includes the Company’s acute care hospitals and related healthcare entities that provide inpatient and outpatient healthcare services) and the home care agencies operations (which provide in-home outpatient care). U.S. GAAP requires (1) that financial information be disclosed for operating segments that meet a 10% quantitative threshold of the consolidated totals of net revenue, profit or loss, or total assets; and (2) that the individual reportable segments disclosed contribute at least 75% of total consolidated net revenue. Based on these measures, only the hospital operations segment meets the criteria as a separate reportable segment. Financial information for the home care agencies segment does not meet the quantitative thresholds and is therefore combined with corporate into the all other reportable segment.

Derivative Instruments and Hedging Activities, Policy

Derivative Instruments and Hedging Activities.  The Company records derivative instruments on the consolidated balance sheet as either an asset or liability measured at its fair value. Changes in a derivative’s fair value are recorded each period in earnings or other comprehensive income (“OCI”), depending on whether the derivative is designated and is effective as a hedged transaction, and on the type of hedge transaction. Changes in the fair value of derivative instruments recorded to OCI are reclassified to earnings in the period affected by the underlying hedged item. Any portion of the fair value of a derivative instrument determined to be ineffective under the standard is recognized in current earnings.

The Company has entered into several interest rate swap agreements. See Note 7 for further discussion about the swap transactions.

Reclassifications, Policy

Reclassifications.  During the six months ended June 30, 2014, the Company made the decision to sell several smaller hospitals and entered into a definitive agreement to sell one additional hospital. The consolidated statements of income for the years ended December 31, 2013, 2012 and 2011 have been restated to reclassify the consolidated results of operations for these hospitals that were owned or leased in 2013 to discontinued operations. The consolidated balance sheet as of December 31, 2013 and 2012 has been restated to present these hospitals that were owned or leased in 2013 as held for sale.

New Accounting Pronouncements, Policy

New Accounting Pronouncements.  In February 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-02, which requires additional disclosures on the effect of significant reclassifications out of accumulated other comprehensive income. The ASU requires a company that reports other comprehensive income to present (either on the face of the statement where net income is presented or in the notes) the effects on the line items of net income of significant amounts reclassified out of accumulated other comprehensive income. For other amounts that are not required to be reclassified in their entirety to net income in the same reporting period, an entity is required to cross-reference to other required disclosures that provide additional details about those amounts. This ASU is effective for fiscal years beginning after December 15, 2012, and was adopted by the Company on January 1, 2013. As it only requires additional disclosure, the adoption of this ASU had no impact on the Company’s consolidated financial position, results of operations or cash flows.